Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Nicholas D. Gerber, President, Principal Executive Officer, Treasurer and Principal Financial Officer of  Ameristock Mutual Fund, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2006 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive Officer
Treasurer/Principal Financial Officer

Dated:	September 8, 2006